UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05655

DWS Municipal Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	5/31/2026

Item 1.	Reports to Stockholders.

(a)

May 31, 2026
Semiannual Report
to Shareholders
DWS Municipal Income Trust
Ticker Symbol: KTF

Contents
4	Performance Summary
7	Important Notice
8	Portfolio Management Team
9	Portfolio Summary
11	Investment Portfolio
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Cash Flows
29	Statements of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
41	Plan of Liquidation and Termination of the Fund
42	Dividend Reinvestment and Cash Purchase Plan
45	Additional Information
The Fund’s investment objective is to provide a high level of current income exempt from federal income tax.

2	|	DWS Municipal Income Trust

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.
Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. The market for municipal bonds may be less liquid than for taxable bonds and there may be less information available on the financial condition of issuers of municipal securities than for public corporations. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Although the Fund seeks income that is exempt from federal income taxes, a portion of the Fund’s distributions may be subject to federal, state and local taxes, including the alternative minimum tax.
War, terrorism, sanctions, economic uncertainty, trade disputes, public health crises, natural disasters, climate change and related geopolitical events have led and, in the future, may lead to significant disruptions in U.S. and world economies and markets, which may lead to increased market volatility and may have significant adverse effects on the Fund and its investments.

DWS Municipal Income Trust	|	3

Performance SummaryMay 31, 2026 (Unaudited)
Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit dws.com for the Fund’s most recent month-end performance.
Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.
Average Annual Total Returns as of 5/31/26
DWS Municipal Income Trust	6-Months‡	1-Year	5-Year	10-Year
Based on Net Asset Value(a)	1.90%	10.08%	–0.88%	1.66%
Based on Market Price(a)	4.79%	10.83%	0.24%	1.33%
Bloomberg Municipal Bond Index(b)	1.43%	6.67%	0.92%	2.21%
Morningstar Closed-End Municipal National Long Funds Category(c)	2.24%	9.06%	–0.59%	1.96%
Growth of an Assumed $10,000 Investment

Yearly periods ended May 31

The growth of $10,000 is cumulative.
‡	Total returns shown for periods less than one year are not annualized.

4	|	DWS Municipal Income Trust

(a)
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price.
Each figure assumes that dividend and capital gain distributions, including return of capital, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period. Expenses of the Fund include management fee, interest expense and other fund expenses. Total returns shown take into account these fees and expenses. The expense ratio of the Fund for the six months ended May 31, 2026 was 2.86% (0.92%
excluding interest expense).

(b)
The unmanaged, unleveraged Bloomberg Municipal Bond Index covers the
U.S. dollar-denominated long-term tax exempt bond market. The index has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and pre-refunded bonds. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c)
Morningstar’s Closed-End Municipal National Long Funds category represents muni national long portfolios that invest in municipal bonds. Such bonds are issued by various state and local governments to fund public projects and are generally free from federal taxes. To lower risk, these funds spread their assets across many states and sectors.
They focus on bonds with durations of seven years or more. Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End
Municipal National Long Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.

Net Asset Value and Market Price
	As of 5/31/26	As of 11/30/25
Net Asset Value	$9.21	$9.44
Market Price	$9.15	$9.12
Premium (discount)	(0.65%)	(3.39%)
Prices and net asset value fluctuate and are not guaranteed.

DWS Municipal Income Trust	|	5

Distribution Information
Six Months as of 5/31/26: Income Dividends (common shareholders)	$.37
Capital Gain Dividend (common shareholders)	$.0333
May Income Dividend (common shareholders)	$.0610
Current Annualized Distribution Rate (based on Net Asset Value) as of 5/31/26†	7.95%
Current Annualized Distribution Rate (based on Market Price) as of 5/31/26†	8.00%
Tax Equivalent Distribution Rate (based on Net Asset Value) as of 5/31/26†	13.43%
Tax Equivalent Distribution Rate (based on Market Price) as of 5/31/26†	13.51%

†
Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2026. In regard to the latest monthly distribution on the Fund’s common shares of $.0610 per share, the Fund estimates that approximately $.0306 and $.0304 per common share of such distribution represents net investment income and return of capital, respectively. Current Annualized and Tax Equivalent Distributions would have been lower had the return of capital not been included. Such source designations and amounts are estimates only and are not provided for tax purposes. A return of capital is not reflective of the Fund’s investment performance. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Tax equivalent distribution rate is based on the Fund’s distribution rate and a federal marginal income tax rate of 40.8%. Distribution rates are historical, not guaranteed and will fluctuate.

6	|	DWS Municipal Income Trust

Important Notice
On March 28, 2024, the Fund’s Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2026. The Fund also announced that it was increasing its monthly distribution rate to an annualized distribution rate of at least 7% based on the Fund’s net asset value per share as of the then current distribution declaration date. The distribution rate increase was implemented starting with the monthly dividend announced on April 8, 2024. The annualized distribution rate target of at least 7% will remain in effect until the termination of the Fund; provided that under certain limited circumstances, the monthly distribution amount may be reduced below the annualized distribution rate target of at least 7%.
On July 17, 2026, the Board of Trustees approved a Plan of Liquidation and Termination for the Fund (the “Plan” ) related to the previously announced liquidation of the Fund to occur no later than November 30, 2024. A final liquidating distribution is expected to be made on or about November 20, 2026, for the Fund. See also “Plan of Liquidation and Termination of the Fund.”

DWS Municipal Income Trust	|	7

Portfolio Management Team
Effective July 20, 2026, Michael J. Generazo has left the Fund’s portfolio management team. He was replaced by Matthew J. Caggiano. The Fund’s new portfolio management team is as follows:
Matthew J. Caggiano, CFA, Managing Director and Head of Investment Strategy Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund on July 20, 2026.
—Joined DWS in 1989.
—Co-Head of Municipal Bond Department.
—BS, Pennsylvania State University; MS, Boston College.
Chad H. Farrington, CFA, Managing Director and Head of Investment Strategy Fixed Income.
Portfolio Manager of the Fund. Began managing the Fund in 2021.
—Joined DWS in 2018 with 20 years of industry experience; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle.
—Co-Head of Municipal Bond Department.
—BS, Montana State University.

8	|	DWS Municipal Income Trust

Portfolio Summary(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/26	11/30/25
Revenue Bonds	76%	82%
General Obligation Bonds	13%	10%
Lease Obligations	7%	7%
Variable Rate Demand Notes	3%	0%
Escrow to Maturity/Prerefunded Bonds	1%	1%
	100%	100%

Quality (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/26	11/30/25
AAA	14%	7%
AA	32%	30%
A	34%	39%
BBB	14%	17%
BB	1%	2%
CCC	0%	—
Not Rated	5%	5%
	100%	100%
The quality ratings represent the highest of Moody’s Investors Service, Inc. (“Moody’s” ), Fitch Ratings, Inc. (“Fitch” ) or S&P Global Ratings (“S&P” ) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Top Five State/Territory Allocations (As a % of Investment Portfolio excluding Open-End Investment Companies)	5/31/26	11/30/25
Texas	20%	17%
New York	12%	9%
Illinois	6%	7%
Florida	6%	9%
California	5%	5%

Interest Rate Sensitivity	5/31/26	11/30/25
Effective Maturity	11.6 years	12.1 years
Modified Duration to Worst	8.0 years	8.2 years

Leverage (As a % of Total Assets)	5/31/26	11/30/25
	35.98%	35.61%

DWS Municipal Income Trust	|	9

Effective maturity is the weighted average of the maturity date of bonds held by the Fund taking into consideration any available maturity shortening features.
Modified duration to worst is the measure of sensitivity of the price of a bond to a change in interest rates, computed using the bond’s nearest call or maturity date.
Leverage results in additional risks and can magnify the effect of any gains or losses to a greater extent than if leverage were not used.
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 11. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Additional Information section on page 45 for contact information.

10	|	DWS Municipal Income Trust

Investment Portfolioas of May 31, 2026 (Unaudited)

	Principal Amount ($)	Value ($)
Municipal Investments 150.0%
Alabama 0.7%
Alabama, Black Belt Energy Gas District, Gas Project Revenue, Series D-1, 5.5% (a), 6/1/2049, GTY: Goldman Sachs Group, Inc.	800,000	839,523
Jefferson County, AL, Sewer Revenue, 5.5%, 10/1/2053	1,665,000	1,740,338
		2,579,861
Alaska 2.3%
Alaska, Industrial Development & Export Authority Revenue, Tanana Chiefs Conference Project, Series A, 4.0%, 10/1/2049	5,060,000	4,513,711
Alaska, Municipal Bond Bank Authority Revenue, Series 2, 4.0%, 6/1/2044	4,000,000	3,916,639
		8,430,350
Arizona 3.5%
Arizona, Salt River Project Agricultural Improvement & Power District, Revenue, Series A, 5.0%, 1/1/2054	5,000,000	5,193,072
Arizona, Salt Verde Financial Corp., Gas Revenue:
5.0%, 12/1/2037, GTY: Citigroup, Inc.	1,050,000	1,108,370
5.5%, 12/1/2029, GTY: Citigroup, Inc.	1,400,000	1,489,449
Arizona, Sierra Vista Industrial Development Authority Revenue, American Leadership Academy Inc., 144A, 5.75%, 6/15/2058	1,000,000	962,560
Maricopa County, AZ, Industrial Development Authority, Education Revenue, Legacy Traditional Schools Project, Series B, 144A, 5.0%, 7/1/2049	1,755,000	1,656,123
Maricopa County, AZ, Industrial Development Authority, Hospital Revenue, Series A, 5.0%, 9/1/2042	1,000,000	1,021,569
Pima County, AZ, Industrial Development Authority, Education Revenue, American Leadership Academy Project, 144A, 5.0%, 6/15/2052	1,150,000	1,005,623
		12,436,766
California 8.5%
California, Morongo Band of Mission Indians Revenue, Series B, 144A, Prerefunded, 5.0%, 10/1/2042	345,000	364,511
California, M-S-R Energy Authority, Series A, 7.0%, 11/1/2034, GTY: Citigroup, Inc.	3,180,000	3,831,475
California, State Municipal Finance Authority Revenue, Catalyst Impact Fund 1 LLC, “II” , 144A, 7.0%, 1/1/2039	2,510,000	2,641,467
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	11

	Principal Amount ($)	Value ($)
California, State Municipal Finance Authority Revenue, LAX Integrated Express Solutions LLC, LINXS Apartment Project, Series A, AMT, 5.0%, 12/31/2043	1,825,000	1,850,552
California, Statewide Communities Development Authority Revenue, Loma Linda University Medical Center, Series A, 5.5%, 12/1/2054	1,000,000	1,000,215
California, University of California Revenue:
Series AL-1, 2.3% (b), 6/1/2026	600,000	600,000
Series Z-2, 3.75% (b), 6/7/2026	650,000	650,000
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport:
Series A, AMT, 5.0%, 5/15/2042	3,750,000	3,784,130
Series A, AMT, 5.0%, 5/15/2044	6,430,000	6,528,474
Series A, AMT, 5.0%, 5/15/2045	1,250,000	1,293,588
San Francisco City & County, CA, Airports Commission, International Airport Revenue:
Series E, AMT, 5.0%, 5/1/2045	5,000,000	5,096,303
Series 2ND, AMT, 5.0%, 5/1/2048	2,965,000	2,978,883
		30,619,598
Colorado 7.2%
Colorado, Canyons Metropolitan District No. 5, General Obligation, Series A, 5.25%, 12/1/2059, INS: BAM	1,500,000	1,546,171
Colorado, Denver Health & Hospital Authority Revenue, Series A, 6.0%, 12/1/2055	415,000	442,262
Colorado, Platte River Power Authority, Revenue:
Series LL, 5.0%, 6/1/2051 (c)	1,000,000	1,047,252
Series LL, 5.0%, 6/1/2056 (c)	2,000,000	2,078,856
Colorado, State Educational & Cultural Facilities Authority Revenue, National Jewish Federation, Series B-5, 2.85% (b), 6/1/2026, LOC: TD Bank NA	600,000	600,000
Colorado, State Health Facilities Authority, Hospital Revenue, CommonSpirit Health Obligation Group, Series A-1, 4.0%, 8/1/2044	9,960,000	9,252,666
Colorado, State Health Facilities Authority, Hospital Revenue, Covenant Retirement Communities Obligated Group, Series A, 5.125%, 12/1/2055	1,500,000	1,483,067
Denver City & County, CO, Airport System Revenue, Series A, AMT, 5.25%, 12/1/2043	9,225,000	9,468,573
		25,918,847
Connecticut 0.7%
Connecticut, State Health & Educational Facilities Authority Revenue, Yale University, Series A, 2.25% (b), 6/1/2026	2,600,000	2,600,000
The accompanying notes are an integral part of the financial statements.

12	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
District of Columbia 0.6%
District of Columbia, Airport Authority, Dulles Toll Road Revenue, Series B, 4.0%, 10/1/2049	1,590,000	1,406,252
District of Columbia, Two Rivers Public Charter School, Inc., 5.0%, 6/1/2055	750,000	679,851
		2,086,103
Florida 8.7%
Charlotte County, FL, Industrial Development Authority, Utility System Revenue, Town & Country Utilities Project:
Series A, 144A, AMT, 4.0%, 10/1/2051, GTY: Babcock Ranch IRR LLC	1,500,000	1,227,185
144A, 5.0%, 10/1/2049	1,500,000	1,472,445
Florida, Development Finance Corp., Educational Facilities Revenue, Mater Academy Projects:
Series A, 5.0%, 6/15/2052	3,170,000	3,077,778
Series A, 5.0%, 6/15/2055	1,540,000	1,485,001
Florida, Development Finance Corp., Brightline Trains Florida LLC, AMT, 5.5%, 7/1/2053	750,000	532,500
Florida, Development Finance Corp., Educational Facilities Revenue, River City Science Academy Project:
Series B, 5.0%, 7/1/2042	60,000	59,948
Series B, 5.0%, 7/1/2051	85,000	80,031
Series B, 5.0%, 7/1/2057	90,000	83,271
Florida, FAU Finance Corp., Capital Improvements Revenue, Student Housing Project:
Series B, 4.0%, 7/1/2044	2,525,000	2,419,588
5.0%, 7/1/2049	700,000	719,952
5.0%, 7/1/2054	1,000,000	1,016,672
Florida, State Higher Educational Facilities Financial Authority Revenue, Florida Institute of Technology, 4.0%, 10/1/2044	1,000,000	904,815
Hillsborough County, FL, Aviation Authority, Tampa International Airport, Series A, AMT, 5.0%, 10/1/2048	2,500,000	2,508,051
Miami-Dade County, FL, Aviation Revenue, Series A, AMT, 5.5%, 10/1/2055	4,000,000	4,206,932
Miami-Dade County, FL, Expressway Authority, Toll Systems Revenue, Series A, 5.0%, 7/1/2035, INS: AG	3,000,000	3,002,792
Miami-Dade County, FL, Transit System, Series A, 4.0%, 7/1/2050	5,000,000	4,535,154
Palm Beach County, FL, Health Facilities Authority Revenue, Lifespace Communities, Inc. Obligated Group:
Series C, 7.5%, 5/15/2053	340,000	376,251
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	13

	Principal Amount ($)	Value ($)
Series C, 7.625%, 5/15/2058	455,000	504,517
Palm Beach County, FL, Health Facilities Authority, Acts Retirement-Life Communities, Inc., Series B, 5.0%, 11/15/2049	3,000,000	3,016,213
		31,229,096
Georgia 6.3%
Cobb County, GA, Kennestone Hospital Authority, Revenue Anticipation Certificates, Wellstar Health System, Inc. Project, Series A, 4.0%, 4/1/2052	620,000	552,887
Columbia County, GA, Hospital Authority Revenue, WellStar Health System Obligated Group:
Series A, 5.125%, 4/1/2048	375,000	388,041
Series A, 5.75%, 4/1/2053	400,000	431,668
Fulton County, GA, Development Authority Hospital Revenue, Wellstar Health System, Obligated Inc. Project:
Series A, 4.0%, 4/1/2050	1,320,000	1,190,434
Series A, 5.0%, 4/1/2042	1,055,000	1,063,923
George L Smith II, GA, Congress Center Authority, Convention Center Hotel First Tier, Series A, 4.0%, 1/1/2054	3,640,000	3,053,711
George L Smith II, GA, George L Smith II World Congress Center Authority, Convention Center Hotel Second Tier Revenue, Series B, 144A, 5.0%, 1/1/2054	2,000,000	1,932,221
Georgia, Main Street Natural Gas, Inc., Gas Project Revenue:
Series C, 5.0% (a), 9/1/2053, GTY: Royal Bank of Canada	770,000	818,615
Series A, 5.5%, 9/15/2028, GTY: Merrill Lynch & Co.	10,000,000	10,503,762
Georgia, Municipal Electric Authority Revenue, Project One, Series A, 5.0%, 1/1/2049	1,000,000	1,002,882
Georgia, Private Colleges & Universities Authority Revenue, Mercer University Project, 4.0%, 10/1/2047	1,800,000	1,653,291
		22,591,435
Hawaii 0.3%
Hawaii, State Airports Systems Revenue, Series A, AMT, 5.5%, 7/1/2054	1,000,000	1,064,831
Idaho 0.4%
Idaho, State Health Facilities Authority Revenue, St Luke’s Health System Ltd. Obligated Group, Series 2025-A, 5.25%, 3/1/2050	1,500,000	1,565,608
Illinois 9.8%
Chicago, IL, O’Hare International Airport Revenue:
Series D, AMT, 5.0%, 1/1/2047	6,785,000	6,794,365
The accompanying notes are an integral part of the financial statements.

14	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Series C, 5.25%, 1/1/2054	1,220,000	1,281,095
Series A, AMT, 5.5%, 1/1/2053	2,330,000	2,415,003
Series A, AMT, 5.5%, 1/1/2053, INS: AG	1,355,000	1,394,834
Chicago, IL, Transit Authority, Sales Tax Receipts Revenue, Second Lien, Series A, 5.0%, 12/1/2052	3,000,000	3,048,185
Illinois, Metropolitan Pier & Exposition Authority, Dedicated State Tax Revenue, Capital Appreciation-McCormick:
Series A, Zero Coupon, 6/15/2036, INS: NATL	3,500,000	2,391,796
Zero Coupon, 6/15/2044, INS: AG	2,500,000	1,135,121
Series B, Zero Coupon, 12/15/2051	10,000,000	2,833,658
Illinois, O’Hare International Airport Revenue, Series E, AMT, 5.5%, 1/1/2055	1,875,000	1,947,615
Illinois, State Finance Authority Revenue, Memorial Health System, 5.5%, 4/1/2056	1,000,000	1,052,500
Illinois, State Finance Authority Revenue, OSF Healthcare Systems, Series A, 5.0%, 11/15/2045	1,745,000	1,745,243
Illinois, State General Obligation:
Series B, 5.0%, 10/1/2033	1,970,000	2,044,097
Series A, 5.0%, 5/1/2034	3,500,000	3,605,398
Series A, 5.0%, 5/1/2043	1,000,000	1,014,522
5.5%, 5/1/2039	1,915,000	2,036,594
5.75%, 5/1/2045	735,000	774,985
		35,515,011
Indiana 1.4%
Indiana, Finance Authority Revenue, DePauw University, Series A, 5.5%, 7/1/2052	4,000,000	4,079,678
Indianapolis, IN, Local Public Improvement Bond Bank, Airport Authority Project:
Series E, 6.0%, 3/1/2053	595,000	618,187
Series E, 6.125%, 3/1/2057	300,000	313,263
		5,011,128
Iowa 0.8%
Iowa, State Finance Authority Revenue, Lifespace Communities, Inc. Obligated Group, Series B, 7.5%, 5/15/2053	2,000,000	2,213,243
Iowa, State Higher Education Loan Authority Revenue, Des Moines University Project, 4.0%, 10/1/2050	885,000	734,679
		2,947,922
Kentucky 0.2%
Kentucky, State Economic Development Finance Authority, Owensboro Health, Inc., Obligated Group, Series A, 5.25%, 6/1/2041	800,000	806,046
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	15

	Principal Amount ($)	Value ($)
Louisiana 2.2%
Louisiana, Public Facilities Authority Revenue, CHRISTUS Health Obligated Group, Series B-2, 1.6% (b), 6/7/2026, LOC: TD Bank NA	5,000,000	5,000,000
Louisiana, State Gasoline & Fuels Tax Revenue, Series C, 2.8% (b), 6/1/2026, LOC: TD Bank NA	690,000	690,000
New Orleans, LA, Aviation Board Special Facility Revenue, Parking Facilities Corp., Consol Garage System:
Series A, 5.0%, 10/1/2043, INS: AG	1,020,000	1,040,687
Series A, 5.0%, 10/1/2048, INS: AG	1,140,000	1,151,834
		7,882,521
Maryland 5.2%
Maryland, Stadium Authority Built To Learn Revenue, Series A, 4.0%, 6/1/2047	2,670,000	2,521,050
Maryland, State Department of Transportation Revenue, Aviation Administration:
Series A, AMT, 5.25%, 8/1/2049, INS: AG	3,500,000	3,653,018
Series A, AMT, 5.25%, 8/1/2054, INS: AG	4,000,000	4,139,977
Maryland, State Economic Development Corp., Student Housing Revenue, Morgan State University Project:
5.0%, 7/1/2056	2,550,000	2,516,812
Series A, 5.75%, 7/1/2053	575,000	602,969
Maryland, State Health & Higher Educational Facilities Authority Revenue, Adventist Healthcare, Obligated Group, Series A, 5.5%, 1/1/2046	745,000	750,021
Maryland, State Health & Higher Educational Facilities Authority Revenue, Broadmead Inc., Series A, 5.0%, 7/1/2048	4,000,000	4,022,366
Maryland, State Health & Higher Educational Facilities Authority Revenue, Johns Hopkins Health System Corp., Series C, 2.75% (b), 6/1/2026, LOC: Bank of America NA	500,000	500,000
		18,706,213
Massachusetts 1.9%
Massachusetts, Educational Financing Authority, Issue M:
Series C, AMT, 3.0%, 7/1/2051	4,180,000	2,814,994
Series C, AMT, 4.125%, 7/1/2052	2,000,000	1,648,244
Massachusetts, General Obligation, Series B, 3.0%, 4/1/2048	3,000,000	2,351,186
Massachusetts, State Development Finance Agency Revenue, Trustees of Boston University, Series U-6C, 2.6% (b), 6/1/2026, LOC: TD Bank NA	50,000	50,000
		6,864,424
The accompanying notes are an integral part of the financial statements.

16	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Michigan 1.9%
Michigan, State Finance Authority, Hospital Revenue, McLaren Health Care, Series A, 4.0%, 2/15/2047	4,000,000	3,604,827
Michigan, State Strategic Fund Ltd., Obligation Revenue, Improvement Project, AMT, 5.0%, 6/30/2048	2,200,000	2,185,565
Wayne County, MI, Airport Authority Revenue, Series B, AMT, 5.5%, 12/1/2048, INS: AG	1,000,000	1,057,889
		6,848,281
Minnesota 3.6%
Minnesota, Duluth Economic Development Authority Revenue, Essentia Health Obligated Group, Series A, 5.0%, 2/15/2058	5,350,000	5,320,394
Minnesota, State Office of Higher Education Revenue, AMT, 4.0%, 11/1/2042	1,715,000	1,642,060
Rochester, MN, Health Care Facilities Revenue, Mayo Clinic, Series B, 5.0%, 11/15/2035	4,000,000	4,595,657
St. Cloud, MN, CentraCare Health System Obligated Group Revenue, 4.0%, 5/1/2050	1,500,000	1,342,037
		12,900,148
Missouri 1.8%
Kansas City, MO, Industrial Development Authority, International Airport Terminal Modernization Project:
Series A, AMT, 4.0%, 3/1/2057, INS: AG	2,000,000	1,731,204
Series B, AMT, 5.0%, 3/1/2055, INS: AG	1,540,000	1,544,969
Missouri, State Health & Educational Facilities Authority Revenue, Lutheran Senior Services Obligated Group:
Series C, 4.0%, 2/1/2048	2,000,000	1,733,901
Series B, 5.0%, 2/1/2046	1,500,000	1,500,103
		6,510,177
Nebraska 2.9%
Nebraska, Nebraska Public Power District, Revenue:
Series A, 5.0%, 1/1/2051	2,000,000	2,085,894
Series A, 5.25%, 1/1/2055	8,000,000	8,446,649
		10,532,543
New Jersey 5.3%
Camden County, NJ, Improvement Authority School Revenue, KIPP Cooper Norcross Obligated Group, 6.0%, 6/15/2062	1,400,000	1,438,776
New Jersey, State Economic Development Authority Revenue, Series BBB, Prerefunded, 5.5%, 6/15/2030	2,690,000	2,732,698
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	17

	Principal Amount ($)	Value ($)
New Jersey, State Economic Development Authority Revenue, The Goethals Bridge Replacement Project, Series A, AMT, 5.125%, 7/1/2042, INS: AG	1,250,000	1,258,495
New Jersey, State Educational Facilities Authority Revenue, Steven Institute of Technology, Series A, 4.0%, 7/1/2050	995,000	873,892
New Jersey, State Educational Facilities Authority Revenue, Stockton University, Series A, 5.0%, 7/1/2041	685,000	685,263
New Jersey, State Higher Education Student Assistance Authority, Revenue, Series B, AMT, 4.25%, 12/1/2045	965,000	963,685
New Jersey, State Transportation Trust Fund Authority, Transportation Systems:
Series AA, 4.0%, 6/15/2050	3,320,000	3,049,656
Series A, 5.0%, 12/15/2034	1,065,000	1,113,049
Series AA, 5.0%, 6/15/2046	3,640,000	3,724,497
Series AA, Prerefunded, 5.0%, 6/15/2046	1,960,000	2,082,623
Series BB, 5.25%, 6/15/2050	1,145,000	1,203,019
		19,125,653
New York 18.5%
New York, Albany Capital Resource Corp. Revenue, Medical Center Hospital Obligated Group, Series A, 5.25%, 5/1/2050	2,500,000	2,647,712
New York, Metropolitan Transportation Authority Revenue:
Series B, 5.0%, 11/15/2052	2,000,000	2,024,918
Series C-1, 5.25%, 11/15/2055	520,000	529,071
New York, State Dormitory Authority, Personal Income Tax Revenue, Series D, 5.0%, 2/15/2048	3,000,000	3,070,338
New York, State Housing Finance Agency Revenue, Liberty Street Realty LLC, Series A, 1.64% (b), 6/7/2026, LIQ: Freddie Mac, LOC: Freddie Mac	300,000	300,000
New York, State Transportation Development Corp. Revenue, JFK Millennium Partners LLC, Series A, AMT, 5.5%, 12/31/2060	2,190,000	2,225,115
New York, State Transportation Development Corp., Special Facilities Revenue, Delta Air Lines, Inc., LaGuardia Airport C&D Redevelopment:
Series A, AMT, 5.0%, 1/1/2031	450,000	461,577
AMT, 5.625%, 4/1/2040	1,290,000	1,370,665
New York, State Transportation Development Corp., Special Facilities Revenue, John F. Kennedy International Airport Project:
AMT, 5.375%, 6/30/2060	2,085,000	2,095,043
AMT, 6.0%, 6/30/2054	250,000	260,656
AMT, 6.0%, 6/30/2059	1,385,000	1,460,579
The accompanying notes are an integral part of the financial statements.

18	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
New York, State Transportation Development Corp., Special Facilities Revenue, Terminal 4 John F. Kennedy, International Project, AMT, 5.0%, 12/1/2041	265,000	276,050
New York, State Urban Development Corp., State Personal Income Tax Revenue:
Series C, 3.0%, 3/15/2048	3,475,000	2,624,628
Series A, 3.0%, 3/15/2050	2,000,000	1,481,651
Series A, 4.0%, 3/15/2045	8,830,000	8,623,215
New York, Triborough Bridge & Tunnel Authority Revenue, MTA Bridges & Tunnels, Series A, 5.25%, 11/15/2055	4,000,000	4,219,345
New York City, NY, General Obligation:
Series G-6, 2.75% (b), 6/1/2026, LOC: Mizuho Bank Ltd.	700,000	700,000
Series L-4, 2.75% (b), 6/1/2026, LOC: U.S. Bank NA	4,000,000	4,000,000
New York City, NY, Municipal Water Finance Authority Revenue, Series CC, 2.8% (b), 6/1/2026, SPA: TD Bank NA	500,000	500,000
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue:
Series DD-2, 2.85% (b), 6/1/2026, SPA: JPMorgan Chase Bank NA	200,000	200,000
Series BB, 5.0%, 6/15/2056	5,000,000	5,173,645
New York City, NY, Transitional Finance Authority Revenue, Future Tax Secured:
Series C-4, 2.85% (b), 6/1/2026, SPA: Barclays Bank PLC	700,000	700,000
Series H-3, 2.85% (b), 6/1/2026, SPA: Bank of America NA	900,000	900,000
Series D, 4.25%, 5/1/2054	10,000,000	9,382,794
Series C, 5.0%, 11/1/2050	7,035,000	7,329,023
New York, NY, General Obligation:
Series A, 4.0%, 8/1/2040	3,500,000	3,487,954
Series B-1, 5.25%, 10/1/2047	500,000	525,209
		66,569,188
North Carolina 3.1%
City of Durham, NC, Water & Sewer Utility System Revenue:
4.25%, 8/1/2052	1,500,000	1,466,548
5.0%, 8/1/2055	4,250,000	4,481,843
North Carolina, State Education Assistance Authority Revenue, Series A, AMT, 5.0%, 6/1/2043	290,000	297,682
North Carolina, State Turnpike Authority, Triangle Expressway System, Series A, 5.0%, 1/1/2058, INS: AG	5,000,000	5,089,887
		11,335,960
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	19

	Principal Amount ($)	Value ($)
Ohio 3.9%
Buckeye, OH, Tobacco Settlement Financing Authority, “2” , Series B-2, 5.0%, 6/1/2055	4,400,000	3,518,234
Columbus, OH, State Regional Airport Authority Revenue, Series A, AMT, 5.5%, 1/1/2050	4,435,000	4,694,899
Franklin County, OH, Trinity Health Corp., Obligated Group Revenue, Series A, 5.0%, 12/1/2047	2,950,000	2,974,565
Hamilton County, OH, Health Care Revenue, Life Enriching Communities Project, Series A, 5.75%, 1/1/2053	570,000	588,542
Ohio, Brunswick City School District, General Obligation, 4.125%, 12/1/2048, INS: BAM	2,500,000	2,430,235
		14,206,475
Oklahoma 0.4%
Oklahoma, State Municipal Power Authority Revenue, Series A, 5.25%, 1/1/2056, INS: AG	1,500,000	1,588,577
Oregon 0.0%
Oregon, State Facilities Authority Revenue, PeaceHealth Obligated Group, Series B, 2.8% (b), 6/1/2026, LOC: TD Bank NA	100,000	100,000
Pennsylvania 3.3%
Allegheny County, PA, Airport Authority Revenue, Series A, AMT, 5.5%, 1/1/2055, INS: AG	2,000,000	2,100,290
Allegheny County, PA, Hospital Development Authority, Allegheny Health Network Obligated Group, Series A, 5.0%, 4/1/2047	3,090,000	3,111,708
Pennsylvania, State Economic Development Financing Authority Revenue, UPMC Obligated Group, Series 2025-B, 5.0%, 3/15/2050	1,000,000	1,020,858
Pennsylvania, State Economic Development Financing Authority Tax-Exempt Private Activity Revenue, Major Bridges Package One Project, AMT, 6.0%, 6/30/2061	3,500,000	3,705,173
Pennsylvania, Turnpike Commission Oil Franchise Tax Revenue, Series A, 3.0%, 12/1/2051	2,500,000	1,819,517
		11,757,546
South Carolina 1.1%
South Carolina, Public Service Authority Revenue, Series E, 5.25%, 12/1/2055	4,000,000	3,999,955
Tennessee 2.0%
Greeneville, TN, Health & Educational Facilities Board Hospital Revenue, Ballad Health Obligation Group, Series A, 5.0%, 7/1/2036	1,040,000	1,065,301
The accompanying notes are an integral part of the financial statements.

20	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Knox, TN, Health Educational & Housing Facility Board Revenue, Provident Group - UTK Properties LLC:
Series A-1, 5.5%, 7/1/2054, INS: BAM	955,000	998,345
Series A-1, 5.5%, 7/1/2059, INS: BAM	1,145,000	1,195,068
Metropolitan Nashville, TN, Airport Authority Revenue, Series B, AMT, 5.25%, 7/1/2051	1,200,000	1,247,672
Nashville & Davidson County, TN, Metropolitan Government Health & Education Facilities Board Revenue, Blakeford At Green Hills Corp., Series A, 4.0%, 11/1/2055	1,650,000	1,314,190
Tennessee, State Energy Acquisition Corporation Revenue, Series A, 5.0% (a), 5/1/2052, GTY: Goldman Sachs Group, Inc.	1,350,000	1,432,399
		7,252,975
Texas 27.4%
Clifton, TX, Higher Education Finance Corp., Education Revenue:
Series A, 5.25%, 2/15/2045	250,000	266,319
Series A, 5.25%, 2/15/2049	750,000	780,336
Clifton, TX, Higher Education Finance Corp., Idea Public Schools, Series T, 4.0%, 8/15/2042	400,000	394,237
Conroe, TX, Independent School District, General Obligation, 4.0%, 2/15/2049	4,350,000	4,100,413
Dickinson, TX, Independent School District, 4.25%, 2/15/2053	2,500,000	2,352,839
Houston, TX, Airport System Revenue, Series A, AMT, 4.5%, 7/1/2053, INS: AG	5,000,000	4,797,876
Houston, TX, Airport System Revenue, United Airlines, Inc., Series B, AMT, 5.5%, 7/15/2039	2,345,000	2,495,062
Judson, TX, Independent School District, General Obligation, 4.0%, 2/1/2053	5,000,000	4,537,187
Klein, TX, Klein Independent School District, 4.0%, 8/1/2047	3,500,000	3,320,441
Newark, TX, Higher Education Finance Corp., Texas Revenue, Abilene Christian University Project, Series A, 4.0%, 4/1/2057	2,050,000	1,710,378
North Texas, Tollway Authority Revenue:
5.0%, 1/1/2048	4,710,000	4,766,105
5.0%, 1/1/2050	1,435,000	1,449,405
Prosper, TX, Independent School District, General Obligation, 4.5%, 2/15/2055	2,000,000	1,974,632
Tarrant County, TX, Cultural Education Facilities Finance Corp. Revenue, Christus Health Obligated Group, Series B, 5.0%, 7/1/2048	5,000,000	5,085,389
Texas, Dallas Independent School District, General Obligation, Series A, 5.0%, 2/15/2056	4,000,000	4,133,584
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	21

	Principal Amount ($)	Value ($)
Texas, Frenship Independent School District, General Obligation, 5.0%, 2/15/2055	5,000,000	5,161,134
Texas, Grand Parkway Transportation Corp. Revenue, Series C, 4.0%, 10/1/2045	3,465,000	3,282,399
Texas, Greater Texas Cultural Education Facilities Finance Corp. Revenue, Biomedical Research Institute:
Series A, 5.25%, 6/1/2049	2,500,000	2,489,829
Series A, 5.25%, 6/1/2054	2,500,000	2,436,503
Texas, Lamar Consolidated Independent School District, General Obligation:
4.0%, 2/15/2053	6,000,000	5,407,963
5.0%, 2/15/2056	4,000,000	4,131,877
Series A, 5.0%, 2/15/2058	3,720,000	3,808,081
Texas, Lower Colorado River Authority Revenue, LCRA Transmission Services Corp.:
5.0%, 5/15/2048	6,250,000	6,313,691
5.0%, 5/15/2055	3,500,000	3,587,128
5.25%, 5/15/2056	4,000,000	4,200,491
Texas, Pasadena Independent School District, 4.25%, 2/15/2053	5,000,000	4,705,678
Texas, Private Activity Bond, Surface Transportation Corp. Revenue, North Tarrant Express, AMT, 5.5%, 12/31/2058	1,720,000	1,779,703
Texas, State General Obligation:
1.5% (b), 6/7/2026, SPA: JPMorgan Chase Bank NA	470,000	470,000
Series A, AMT, 4.125%, 8/1/2044	3,000,000	2,917,454
Texas, State Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue, Series D, 6.25%, 12/15/2026, GTY: Merrill Lynch & Co.	775,000	788,692
Texas, State Water Development Board Revenue, Revolving Fund, 4.75%, 10/15/2055	5,000,000	5,029,726
		98,674,552
Virginia 2.8%
Virginia, Small Business Financing Authority, Elizabeth River Crossings OPCO LLC Project, AMT, 4.0%, 1/1/2039	575,000	559,533
Virginia, Small Business Financing Authority, Private Activity Revenue, Transform 66 P3 Project:
AMT, 5.0%, 12/31/2047	2,900,000	2,900,479
AMT, 5.0%, 12/31/2049	735,000	729,860
AMT, 5.0%, 12/31/2052	3,775,000	3,723,519
Williamsburg, VA, Economic Development Authority Revenue, College of William & Mary Project, Series A, 4.125%, 7/1/2058, INS: AG	2,240,000	2,078,446
		9,991,837
The accompanying notes are an integral part of the financial statements.

22	|	DWS Municipal Income Trust

	Principal Amount ($)	Value ($)
Washington 4.6%
Port of Seattle, WA, Revenue Bonds:
Series A, AMT, 5.0%, 5/1/2043	1,935,000	1,949,724
Series B, AMT, 5.5%, 10/1/2050	4,000,000	4,263,198
Washington, Energy Northwest Revenue, Bonneville Power Administration, Series A, 5.0%, 7/1/2042	7,000,000	7,798,871
Washington, State Higher Educational Facilities Authority, Gonzaga University Project, Series A, 3.0%, 4/1/2049	3,515,000	2,605,757
		16,617,550
West Virginia 1.3%
West Virginia, State Hospital Finance Authority Revenue, State University Health System Obligated Group:
Series A, 5.0%, 6/1/2042	2,015,000	2,036,970
Series A, 5.5%, 6/1/2050	2,500,000	2,652,324
		4,689,294
Wisconsin 2.6%
Wisconsin, Health Educational Facilities Authority, Covenant Communities, Inc. Project, Series B, 5.0%, 7/1/2053	1,000,000	901,654
Wisconsin, Public Finance Authority Revenue, Renown Regional Medical Center Obligated Group, Series A, 5.5%, 6/1/2055	2,000,000	2,090,886
Wisconsin, Public Finance Authority Revenue, SR 400 Peach Partners LLC, Series 2025, AMT, 6.5%, 6/30/2060	1,030,000	1,147,178
Wisconsin, Public Finance Authority, Eastern Michigan University, Series A-1, 5.625%, 7/1/2055, INS: BAM	1,230,000	1,283,574
Wisconsin, Public Finance Authority, Fargo-Moorhead Metropolitan Area Flood Risk Management Project, AMT, 4.0%, 9/30/2051	4,590,000	3,870,955
		9,294,247
Puerto Rico 2.8%
Puerto Rico, General Obligation, Series A1, 4.0%, 7/1/2046	4,276,060	3,792,518
Puerto Rico, Sales Tax Financing Corp., Sales Tax Revenue:
Series A-1, Zero Coupon, 7/1/2046	14,900,000	5,438,741
Series A-1, 4.75%, 7/1/2053	1,000,000	963,369
		10,194,628
Total Municipal Investments (Cost $535,378,194)		541,045,346
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	23

	Principal Amount ($)	Value ($)
Underlying Municipal Bonds of Inverse Floaters (d) 5.8%
Pennsylvania 2.9%
Pennsylvania, Southeastern Pennsylvania Transportation Authority, 5.25%, 6/1/2047 (e)	10,000,000	10,565,015
Trust: Pennsylvania, Southeastern Pennsylvania Transportation Authority, Series 2022-XM1057, 144A, 14.76%, 6/1/2030, Leverage Factor at purchase date: 4 to 1
Texas 2.9%
Texas, New Braunfels Independent School District, General Obligation, Series B, 5.0%, 2/1/2045 (e)	10,000,000	10,514,653
Trust: Texas, New Braunfels Independent School District, General Obligation, Series 2022-XM1063, 144A, 13.82%, 2/1/2030, Leverage Factor at purchase date: 4 to 1
Total Underlying Municipal Bonds of Inverse Floaters (Cost $20,839,664)		21,079,668

	Shares	Value ($)
Open-End Investment Companies 0.0%
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares, 1.53% (f) (Cost $85,560)	85,552	85,560

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $556,303,418)	155.8	562,210,574
Floating Rate Notes (d)	(4.2)	(15,000,000)
Series 2020-1 VMTPS	(52.7)	(190,000,000)
Other Assets and Liabilities, Net	1.1	3,566,689
Net Assets Applicable to Common Shareholders	100.0	360,777,263

(a)
Variable or floating rate security. These securities are shown at their current rate as of
May 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables. Securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Municipal Income Trust

(b)
Variable rate demand notes are securities whose interest rates are reset periodically
(usually daily mode or weekly mode) by remarketing agents based on current market levels, and are not directly set as a fixed spread to a reference rate. These securities may be redeemed at par by the holder through a put or tender feature, and are shown at their current rates as of May 31, 2026. Date shown reflects the earlier of demand date or stated maturity date.

(c)	When-issued or delayed delivery securities included.
(d)
Securities represent the underlying municipal obligations of inverse floating rate obligations held by the Fund. The Floating Rate Notes represents leverage to the Fund and is the amount owed to the floating rate note holders.

(e)
Security forms part of the below inverse floater. The Fund accounts for these inverse floaters as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability.

(f)	Current yield; not a coupon rate.

144A: Security exempt from registration under Rule 144A under the Securities Act of 1933.
These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AG: Assured Guaranty, Inc.
AMT: Subject to alternative minimum tax.
BAM: Build America Mutual
GTY: Guaranty Agreement
INS: Insured
LIQ: Liquidity Facility
LOC: Letter of Credit
NATL: National Public Finance Guarantee Corp.
Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of May 31, 2026 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Municipal Investments (a)	$—	$562,125,014	$—	$562,125,014
Open-End Investment Companies	85,560	—	—	85,560
Total	$85,560	$562,125,014	$—	$562,210,574

(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	25

Statement of Assets and Liabilities
as of May 31, 2026 (Unaudited)

Assets
Investment in securities, at value (cost $556,303,418)	$562,210,574
Receivable for investments sold	70,000
Interest receivable	7,454,410
Other assets	2,770
Total assets	569,737,754
Liabilities
Payable for investments purchased — when-issued securities	3,096,710
Payable for floating rate notes issued	15,000,000
Interest expense payable on preferred shares	565,524
Accrued management fee	247,133
Accrued Trustees' fees	3,343
Series 2020-1 VMTPS (liquidation value $190,000,000, see page 36 for more details)	190,000,000
Other accrued expenses and payables	47,781
Total liabilities	208,960,491
Net assets applicable to common shareholders, at value	$360,777,263
Net Assets Applicable to Common Shareholders Consist of
Distributable earnings (loss)	(43,802,921)
Paid-in capital	404,580,184
Net assets applicable to common shareholders, at value	$360,777,263
Net Asset Value
Net Asset Value per common share ($360,777,263 ÷ 39,183,709 outstanding shares of beneficial interest, $.01 par value, unlimited number of common shares authorized)	$9.21
The accompanying notes are an integral part of the financial statements.

26	|	DWS Municipal Income Trust

Statement of Operations
for the six months ended May 31, 2026 (Unaudited)

Investment Income
Income:
Interest	$13,104,466
Expenses:
Management fee	1,516,416
Services to shareholders	13,101
Custodian fee	1,267
Professional fees	32,347
Reports to shareholders	24,642
Trustees' fees and expenses	8,738
Interest expense on Series 2020-1 VMTPS	3,533,310
Interest expense on floating rate notes issued	222,261
Stock Exchange listing fees	20,047
Other	47,901
Total expenses	5,420,030
Net investment income	7,684,436
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	(4,808,255)
Change in net unrealized appreciation (depreciation) on investments	4,128,924
Net gain (loss)	(679,331)
Net increase (decrease) in net assets resulting from operations	$7,005,105
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	27

Statement of Cash Flows
for the six months ended May 31, 2026 (Unaudited)

Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$7,005,105
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of long-term investments	(178,687,253)
Net amortization of premium/(accretion of discount)	200,039
Proceeds from sales and maturities of long-term investments	182,437,929
(Increase) decrease in interest receivable	564,832
(Increase) decrease in other assets	2,705
(Increase) decrease in receivable for investments sold	757,191
Increase (decrease) in payable for investments purchased - when issued securities	3,096,710
Increase (decrease) in other accrued expenses and payables	(55,798)
Change in unrealized (appreciation) depreciation on investments	(4,128,924)
Net realized (gain) loss from investments	4,808,255
Cash provided by (used in) operating activities	$16,000,791
Cash Flows from Financing Activities
Net proceeds from shares issued to common shareholders in reinvestment of distributions	98,600
Distributions paid (net of reinvestment of distributions)	(16,099,391)
Cash provided by (used in) financing activities	(16,000,791)
Increase (decrease) in cash	—
Cash at beginning of period	—
Cash at end of period	$—
Supplemental disclosure
Interest expense paid on preferred shares	$(3,596,244)
Interest expense paid and fees on floating rate notes issued	$(222,261)
The accompanying notes are an integral part of the financial statements.

28	|	DWS Municipal Income Trust

Statements of Changes in Net Assets
	Six Months Ended May 31, 2026	Year Ended November 30,
Increase (Decrease) in Net Assets	(Unaudited)	2025
Operations:
Net investment income	$7,684,436	$15,195,344
Net realized gain (loss)	(4,808,255)	(4,168,630)
Change in net unrealized appreciation (depreciation)	4,128,924	(16,731,639)
Net increase (decrease) in net assets applicable to common shareholders	7,005,105	(5,704,925)
Distributions to common shareholders	(16,036,457)	(15,466,179)
Return of capital distributions to common shareholders	—	(13,819,570)
Total distributions	(16,036,457)	(29,285,749)
Fund share transactions:
Net proceeds from shares issued to common shareholders in reinvestment of distributions	98,600	—
Net increase (decrease) in net assets from Fund share transactions	98,600	—
Increase (decrease) in net assets	(8,932,752)	(34,990,674)
Net assets at beginning of period applicable to common shareholders	369,710,015	404,700,689
Net assets at end of period applicable to common shareholders	$360,777,263	$369,710,015
Other Information:
Common shares outstanding at beginning of period	39,172,838	39,172,838
Shares issued to common shareholders in reinvestment of distributions	10,871	—
Net increase (decrease) in Fund shares	10,871	—
Common shares outstanding at end of period	39,183,709	39,172,838

The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	29

Financial Highlights
	Six Months Ended 5/31/26	Years Ended November 30,
	(Unaudited)	2025	2024	2023	2022	2021
Selected Per Share Data Applicable to Common Shareholders
Net asset value, beginning of period	$9.44	$10.33	$10.05	$9.96	$12.70	$12.68
Income (loss) from investment operations:
Net investment income[a]	.20	.39	.35	.33	.42	.47
Net realized and unrealized gain (loss)	(.03 )	(.53 )	.54	.06	(2.74)	.08
Total from investment operations	.17	(.14 )	.89	.39	(2.32)	.55
Less distributions applicable to common shareholders from:
Net investment income	(.37 )[b]	(.38 )	(.35 )	(.31 )	(.42 )	(.50 )
Net realized gains	(.03 )	(.02 )	—	—	—	(.03 )
Return of capital	—	(.35 )	(.26 )	—	—	—
Total distributions	(.40 )	(.75 )	(.61 )	(.31 )	(.42 )	(.53 )
Increase resulting from share repurchases[a]	—	—	—	.01	—	—
Net asset value, end of period	$9.21	$9.44	$10.33	$10.05	$9.96	$12.70
Market price, end of period	$9.15	$9.12	$10.06	$8.49	$8.93	$12.10
Total Return
Based on net asset value (%)[c]	1.90 *	(.91 )	9.45	4.68	(18.12)	4.75
Based on market price (%)[c]	4.79 *	(1.69)	26.19	(1.37)	(22.95)	11.60
Ratios to Average Net Assets Applicable to Common Shareholders and Supplemental Data
Net assets, end of period ($ millions)	361	370	405	394	394	502
Ratio of expenses (%) (including interest expense)[d,e]	2.86 **	3.14	3.28	3.64	2.11	1.47
Ratio of expenses (%) (excluding interest expense)[f]	.92 **	.91	.93	.94	.91	.85
Ratio of net investment income (%)	4.38 **	4.11	3.45	3.34	3.87	3.72
Portfolio turnover rate (%)	32 *	26	33	47	55	19
The accompanying notes are an integral part of the financial statements.

30	|	DWS Municipal Income Trust

Financial Highlights  (continued)

	Six Months Ended 5/31/26	Years Ended November 30,
	(Unaudited)	2025	2024	2023	2022	2021
Senior Securities
Preferred Shares information at period end, aggregate amount outstanding:
Series 2020-1 VMTPS ($ millions)	190	190	190	190	199	199
Asset coverage per share ($)[g]	144,941	147,292	156,500	153,643	149,005	176,182
Liquidation and market price per share ($)	50,000	50,000	50,000	50,000	50,000	50,000

[a]	Based on average common shares outstanding during the period.
[b]	A portion of the distributions is expected to be a return of capital at year-end. See Note A.
[c]
Total return based on net asset value reflects changes in the Fund’s net asset value during each period. Total return based on market price reflects changes in market price.
Each figure assumes that dividend and capital gain distributions, if any, were reinvested.
These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund’s shares traded during the period.

[d]
Interest expense represents interest and fees on short-term floating rate notes issued in conjunction with inverse floating rate securities and interest paid to shareholders of
Series 2018 MTPS and Series 2020-1 VMTPS.

[e]
The ratio of expenses after expense reductions (based on net assets of common and
Preferred Shares, including interest expense) was 1.88%, 2.08%, 2.23%, 2.42%, 1.44%
and 1.06% for the periods ended May 31, 2026, November 30, 2025, 2024, 2023,
2022 and 2021, respectively.

[f]
The ratio of expenses after expense reductions (based on net assets of common and
Preferred Shares, excluding interest expense) was 0.60%, 0.60%, 0.63%, 0.63%,
0.62% and 0.61% for the periods ended May 31, 2026, November 30, 2025, 2024,
2023, 2022 and 2021, respectively.

[g]	Asset coverage per share equals net assets of common shares plus the liquidation value of the Preferred Shares divided by the total number of Preferred Shares outstanding at the end of the period.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.

DWS Municipal Income Trust	|	31

Notes to Financial Statements (Unaudited)
A.
Organization and Significant Accounting Policies
DWS Municipal Income Trust (the “Fund” ) is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as a closed-end, diversified management investment company organized as a Massachusetts business trust.
On March 28, 2024, the Fund’s Board of Trustees approved the termination of the Fund, pursuant to which the Fund will make a liquidating distribution to shareholders no later than November 30, 2026. On July 17, 2026, the Board of Trustees approved a Plan of Liquidation and Termination for the Fund (the “Plan” ). In accordance with the terms of the Plan, the Fund intends to make a final liquidating distribution to shareholders on or about November 20, 2026.
On March 28, 2024, the Fund also announced that it was increasing its monthly distribution rate to an annualized distribution rate of at least 7% based on the Fund’s net asset value per share as of the then current distribution declaration date. The distribution rate increase was implemented starting with the monthly dividend announced on April 8, 2024. The annualized distribution rate target of at least 7% will remain in effect until the termination of the Fund; provided that under certain limited circumstances, the monthly distribution amount may be reduced below the annualized distribution rate target of at least 7%.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Operating Segment. The Fund adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures (“ASU 2023-07” ). ASU 2023-07 impacts financial statement disclosures only and does not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The President and Chief

32	|	DWS Municipal Income Trust

Executive Officer acts as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole, and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy that is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net asset (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the accompanying Statement of Assets and Liabilities as “total assets”  and results of operations and significant segment expenses are listed on the accompanying Statement of Operations.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
The Fund’s Board has designated DWS Investment Management Americas, Inc. (the “Advisor” ) as the valuation designee for the Fund pursuant to Rule 2a-5 under the 1940 Act. The Advisor’s Pricing Committee (the “Pricing Committee” ) typically values securities using readily available market quotations or prices supplied by independent pricing services (which are considered fair values under Rule 2a-5). The Advisor has adopted fair valuation procedures that provide methodologies for fair valuing securities.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Municipal debt securities are valued at prices supplied by independent pricing services approved by the Pricing Committee, whose valuations are intended to reflect the mean between the bid and asked prices. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or

DWS Municipal Income Trust	|	33

evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Pricing Committee and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Inverse Floaters. The Fund invests in inverse floaters. Inverse floaters are debt instruments with a weekly floating rate of interest that bears an inverse relationship to changes in the short-term interest rate market. Inverse floaters are created by depositing a fixed-rate long-term municipal bond into a special purpose Tender Option Bond trust (the “TOB Trust” ). In turn the TOB Trust issues a short-term floating rate note and an inverse floater. The short-term floating rate note is issued in a face amount equal to some fraction of the underlying bond’s par amount and is sold to a third party, usually a tax-exempt money market fund. The Fund receives the proceeds from the sale of the short-term floating rate note and uses the cash proceeds to make additional investments. The short-term floating rate note represents leverage to the Fund. The Fund, as the holder of the inverse floater, has full exposure to any increase or decrease in the value of the underlying bond. The income stream from the underlying bond in the TOB Trust is divided between the floating rate note and the inverse floater. The inverse floater earns all of the interest from the underlying long-term fixed-rate bond less the amount of interest paid on the floating

34	|	DWS Municipal Income Trust

rate note and the expenses of the TOB Trust. The floating rate notes issued by the TOB Trust are valued at cost, which approximates fair value.
By holding the inverse floater, the Fund has the right to collapse the TOB Trust by causing the holders of the floating rate instrument to tender their notes at par and have the broker transfer the underlying bond to the Fund. The floating rate note holder can also elect to tender the note for redemption at par at each reset date. The Fund accounts for these transactions as a form of secured borrowing, by reflecting the value of the underlying bond in the investments of the Fund and the amount owed to the floating rate note holder as a liability under the caption “Payable for floating rate notes issued”  in the Statement of Assets and Liabilities. Income earned on the underlying bond is included in interest income, and interest paid on the floaters and the expenses of the TOB Trust are included in “Interest expense on floating rate notes issued”  in the Statement of Operations. For the six months ended May 31, 2026, interest expense related to floaters amounted to $222,261. The weighted average outstanding daily balance of the floating rate notes issued during the six months ended May 31, 2026 was $15,000,000, with a weighted average interest rate of 2.96%.
The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the TOB Trust, in certain circumstances, for the difference between the liquidation value of the underlying bond held by the TOB Trust and the liquidation value of the floating rate notes plus any shortfalls in interest cash flows. This could potentially expose the Fund to losses in excess of the value of the Fund’s inverse floater investments. In addition, when interest rates increase, the interest payment to the inverse floater will generally decrease and the value of inverse floaters may decrease significantly. The market for inverse floaters may be more volatile and less liquid than other municipal bonds of comparable maturity. The TOB Trust could be terminated outside of the Fund’s control, resulting in a reduction of leverage and disposal of portfolio investments at inopportune times and prices. Investments in inverse floaters generally involve greater risk than in an investment in fixed-rate bonds.
When-Issued and Delayed-Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations.
Certain risks may arise upon entering into when-issued and delayed-delivery transactions from the potential inability of counterparties

DWS Municipal Income Trust	|	35

to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Tax Information.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders.
At November 30, 2025, the Fund had net tax basis capital loss carryforwards of $40,947,702, including short-term losses ($13,127,421) and long-term losses ($27,820,281), which may be applied against realized net taxable capital gains indefinitely or until the liquidation of the Fund.
At May 31, 2026, the aggregate cost of investments for federal income tax purposes was $538,450,997. The net unrealized appreciation for all investments based on tax cost was $8,759,577. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $16,342,419 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $7,582,842.
The Fund files tax returns with the Internal Revenue Service, the State of New York, and various other states. Each of the tax years in the four-year period ended November 30, 2025, remains subject to examination by taxing authorities.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders monthly. A portion of the Fund’s distribution is expected to be a return of capital. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
For the six months ended May 31, 2026, the amount of distributions estimated to be a return of capital was approximately $.1786 per share. The tax character of current year distributions will be determined at the end of the current fiscal year.

36	|	DWS Municipal Income Trust

Preferred Shares. At May 31, 2026, the Fund had issued and outstanding 3,800 Variable Rate MuniFund Term Preferred Shares, Series 2020-1 (“Series 2020-1 VMTPS” ) with an aggregate liquidation preference of $190,000,000 ($50,000 per share). The Fund originally issued 3,975 shares of Series 2020-1 VMTPS with an aggregate liquidation preference of $198,750,000 on November 10, 2020. The shares were issued in a private offering with a stated maturity of November 10, 2049 and an early term redemption date (the “Early Term Redemption Date” ) of six months following a rate period termination date (the “Rate Period Termination Date” ), which Rate Period Termination Date was initially set at 36 months from the date of original issuance. On November 2, 2023, the Fund redeemed 175 shares of Series 2020-1 VMTPS with an aggregate liquidation preference of $8,750,000. Subsequently, on November 10, 2023, the Fund extended the Series 2020-1 VMTPS Rate Period Termination Date and Early Term Redemption Date to November 10, 2026 and May 10, 2027, respectively. In addition, effective November 16, 2023, the spread component of the Series 2020-1 VMTPS dividend rate was increased by 0.07%.
Subject to an election by the holder(s) of the Series 2020-1 VMTPS to retain the Series 2020-1 VMTPS, the Series 2020-1 VMTPS are subject to mandatory tender beginning twenty business days prior to the Early Term Redemption Date, during which time such shares may be remarketed. At its option, the Fund may redeem in whole or in part the Series 2020-1 VMTPS from time to time at a redemption price equal to the liquidation preference of the Series 2020-1 VMTPS to be redeemed and all accumulated but unpaid dividends thereon to, but excluding, the redemption date, plus an optional redemption premium if such optional redemption occurs prior to November 10, 2025. The dividend rate for Series 2020-1 VMTPS is set weekly at a spread (dependent on the then current ratings of the Series 2020-1 VMTPS) over the Securities Industry and Financial Markets Association (“SIFMA” ) Municipal Swap Index. The average annualized dividend rate on the Series 2020-1 VMTPS for the period December 1, 2025 through May 31, 2026 was 3.48%. In the Fund’s Statement of Assets and Liabilities, the Series 2020-1 VMTPS’ aggregate liquidation preference is shown as a liability since the Series 2020-1 VMTPS have a stated mandatory redemption date. Dividends paid on the Series 2020-1 VMTPS are treated as interest expense and recorded as incurred. For the period December 1, 2025 through May 31, 2026, interest expense related to Series 2020-1 VMTPS amounted to $3,533,310. Costs directly related to the issuance of Series 2020-1 VMTPS were deferred and amortized over 36 months based on the initial Rate Period Termination Date. The Series 2020-1 VMTPS are senior in priority to the Fund’s outstanding common shares as to payments of dividends and distributions upon liquidation.

DWS Municipal Income Trust	|	37

Under the terms of a purchase agreement between the Fund and the initial purchaser of the Series 2020-1 VMTPS, the Fund is subject to various investment restrictions, coverage ratios and covenants. These restrictions are, in certain respects, more restrictive than those to which the Fund is otherwise subject in accordance with its investment objective and policies. Such restrictions may limit the investment flexibility that might otherwise be pursued by the Fund if the Series 2020-1 VMTPS were not outstanding. In addition, the Fund is subject to certain restrictions on its investments imposed by guidelines of the rating agency that rates the Series 2020-1 VMTPS, which guidelines may be changed by the rating agency, in its sole discretion, from time to time. These guidelines may be more stringent than requirements imposed on the Fund by the 1940 Act or its policies. Moreover, the Fund is required to maintain various asset coverage ratios with respect to the Series 2020-1 VMTPS in accordance with the purchase agreement, the statement governing the 2020-1 VMTPS and the 1940 Act. In anticipation of the Fund’s pending liquidation, the Fund currently expects to eliminate its financial leverage by liquidating its Variable Rate MuniFund Term Preferred Shares, Series 2020-1 prior to the Cessation Date. Under the terms of the Plan, the Cessation Date for the Fund is expected to occur on or about November 13, 2026.
The 1940 Act requires that the preferred shareholders of the Fund, voting as a separate class, have the right to: a) elect at least two trustees at all times, and b) elect a majority of the trustees at any time when dividends on the preferred shares are unpaid for two full years. Unless otherwise required by law or under the terms of the preferred shares, each preferred share is entitled to one vote and preferred shareholders will vote together with common shareholders as a single class.
Leverage involves risks and special considerations for the Fund’s common shareholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund’s common shares than a comparable portfolio without leverage; the risk that fluctuations in the Fund’s preferred stock dividend rates or interest rates will reduce the return to common shareholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund’s common shares. Changes in the value of the Fund’s portfolio will be borne entirely by the common shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem preferred shares to comply with asset coverage or other restrictions imposed under the terms of the preferred shares. There is no

38	|	DWS Municipal Income Trust

assurance that the Fund’s leveraging strategy will be successful. The Fund currently expects to redeem all of its outstanding Series 2020-1 VMTPS on or prior to the termination date of the Fund.
Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position at the Fund’s custodian bank at May 31, 2026.
Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.
B.
Purchases and Sales of Securities
During the six months ended May 31, 2026, purchases and sales of investment securities (excluding short-term investments) aggregated $178,687,253 and $182,437,929, respectively.
C.
Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Investment Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annual rate of 0.55% of the Fund’s average weekly net assets, computed and accrued daily and payable monthly. Average weekly net assets, for purposes of determining the management fee, means the average weekly value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund (other than the liquidation value of the Series 2020-1 VMTPS).

DWS Municipal Income Trust	|	39

Service Provider Fees. DWS Service Company (“DSC“), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and SS&C GIDS, Inc. (“SS&C” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to SS&C. DSC compensates SS&C out of the shareholder servicing fee it receives from the Fund. For the six months ended May 31, 2026, the amounts charged to the Fund by DSC aggregated $9,828, of which $3,232 is unpaid.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the six months ended May 31, 2026, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $180, all of which is unpaid.
Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Transactions with Affiliates. The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is solely due to having a common investment adviser, common officers or common trustees. During the six months ended May 31, 2026, the Fund engaged in securities purchases of $26,420,000 and securities sales of $7,950,060 with a net gain (loss) on securities sales of $0, with affiliated funds in compliance with Rule 17a-7 under the 1940 Act.
D.
Concentration of Ownership
From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At May 31, 2026, there was one shareholder account that held approximately 25% of the outstanding shares of the Fund.
E.
Share Repurchases
Prior to November 30, 2024, the Fund’s Board of Trustees authorized the Fund to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund’s shares traded at a discount to their net asset value. During the year ended November 30, 2025 and for the period ended May 31, 2026, respectively, the Fund did not repurchase any shares.

40	|	DWS Municipal Income Trust

Plan of Liquidation and Termination of the Fund
Under the terms of the Plan of Liquidation and Termination for the Fund (the “Plan” ), the “Cessation Date”  for the Fund is expected to occur on or about November 13, 2026. As provided in the Plan, at the close of business on the Cessation Date, the Fund will cease to engage in any business activities, except for the purpose of liquidating and winding up its affairs, and the books of the Fund will be closed. Effective the business day following the Cessation Date, the Fund’s shares will not be transferable (except for the settlement of prior transactions), and it is anticipated that trading in the Fund’s common shares on the New York Stock Exchange will cease. The Fund will subsequently seek to reduce all remaining portfolio securities to cash or cash equivalents and make a final liquidating distribution to common shareholders on or about November 20, 2026. Holders of preferred shares, if any, will receive a liquidating distribution equal to the liquidation preference plus unpaid dividends. The Cessation Date may be extended if necessary or appropriate in connection with the orderly liquidation of the Fund or to protect the interests of the Fund’s shareholders.
The Fund currently expects to eliminate its financial leverage by redeeming all of its outstanding Variable Rate MuniFund Term Preferred Shares, Series 2020-1 prior to the Cessation Date. In addition, prior to the Cessation Date and subject to portfolio management’s discretion, the Fund intends to begin the process of converting its portfolio securities to more liquid investments, including variable rate demand notes (“VRDNs” ), cash or cash equivalents. Moreover, during the transition process, the Fund may invest in short-term taxable investments. Consequently, under such circumstances, the Fund may not achieve its investment objective of providing a high level of current income exempt from federal income tax. Lastly, as the Cessation Date nears, the Fund may have less than 80% of its net assets, plus the amount of any borrowings for investment purposes, invested in municipal securities.
The Fund’s last anticipated regular monthly dividend will be for the month of October. Any net investment income earned in November would be included as part of the Fund’s final liquidating distribution to common shareholders.

DWS Municipal Income Trust	|	41

Dividend Reinvestment and Cash Purchase Plan
The Board of Trustees of the Fund has established a Dividend Reinvestment and Cash Purchase Plan (the “Plan” ) for shareholders that elect to have all dividends and distributions automatically reinvested in shares of the Fund (each a “Participant” ). SS&C GIDS, Inc. (the “Plan Agent” ) has been appointed by the Fund’s Board of Trustees to act as agent for each Participant.
A summary of the Plan is set forth below. Shareholders may obtain a copy of the entire Dividend Reinvestment and Cash Purchase Plan by visiting the Fund’s Web site at dws.com or by calling (800) 294-4366.
If you wish to participate in the Plan and your shares are held in your own name, contact DWS Service Company (the “Transfer Agent” ) at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366 for the appropriate form. Current shareholders may join the Plan by either enrolling their shares with the Transfer Agent or making an initial cash deposit of at least $250 with the Transfer Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Transfer Agent. Initial cash deposits will be invested within approximately 30 days. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan.
The Transfer Agent will establish a Dividend Investment Account (the “Account” ) for each Participant in the Plan. The Transfer Agent will credit to the Account of each Participant any cash dividends and capital gains distributions (collectively, “Distributions” ) paid on shares of the Fund (the “Shares” ) and any voluntary cash contributions made pursuant to the Plan. Shares in a Participant’s Account are transferable upon proper written instructions to the Transfer Agent.
If, on the valuation date for a Distribution, Shares are trading at a discount from net asset value per Share, the Plan Agent shall apply the amount of such Distribution payable to a Participant (less a Participant’s pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such Distribution) to the purchase on the open market of Shares for a Participant’s Account. If, on the valuation date for a Distribution, Shares are trading at a premium over net asset value per Share, the Fund will issue on the payment date, Shares valued at net asset value per Share on the valuation date to the Transfer Agent in the aggregate amount of the funds credited to a Participant’s Account. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the

42	|	DWS Municipal Income Trust

Shares on the valuation date if the net asset value per Share of the Shares on the valuation date is less than 95% of the fair market value of the Shares on the valuation date. The valuation date will be the payment date for Distributions. Open-market purchases will be made on or shortly after the valuation date for Distributions, and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law.
A Participant may from time to time make voluntary cash contributions to his or her Account in a minimum amount of $100 in any month (with a $36,000 annual limit) for the purchase on the open market of Shares for the Participant’s Account. Such voluntary contributions will be invested by the Plan Agent on or shortly after the 15th of each month and in no event more than 30 days after such dates, except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law. Voluntary cash contributions received from a Participant on or prior to the fifth day preceding the 15th of each month will be applied by the Plan Agent to the purchase of additional Shares as of that investment date. No interest will be paid on voluntary cash contributions held until investment. Consequently, Participants are strongly urged to ensure that their payments are received by the Transfer Agent on or prior to the fifth day preceding the 15th of any month. Voluntary cash contributions should be made in U.S. dollars and be sent by first-class mail, postage prepaid only to the following address (deliveries to any other address do not constitute valid delivery):
DWS Municipal Income Trust
Dividend Reinvestment and Cash Purchase Plan
c/o DWS Service Company
P.O. Box 219066
Kansas City, MO 64121-9066
(800) 294-4366
Participants may withdraw their entire voluntary cash contribution by written notice received by the Transfer Agent not less than 48 hours before such payment is to be invested.
The cost of Shares acquired for each Participant’s Account in connection with the Plan shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each Participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases.
The reinvestment of Distributions does not relieve the Participant of any tax that many be payable on the Distributions. The Transfer Agent will

DWS Municipal Income Trust	|	43

report to each Participant the taxable amount of Distributions credited to his or her Account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the Participant would have received if the Participant had elected to receive cash or, for Shares issued by the Fund, the fair market value of the Shares issued to the Participant.
The Fund may amend the Plan at any time or times but, only by mailing to each Participant appropriate written notice at least 90 days prior to the effective date thereof except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority in which case such amendment shall be effective as soon as practicable. The Plan also may be terminated by the Fund.
Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective immediately following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten calendar days prior to the record date for the Distribution; otherwise such withdrawal will be effective after the investment of the current Distribution. When a Participant withdraws from the Plan, or when the Plan is terminated by the Fund, the Participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a Participant so desires, the Transfer Agent will notify the Plan Agent to sell his or her Shares in the Plan and send the proceeds to the Participant, less brokerage commissions.
All correspondence and inquiries concerning the Plan, and requests for additional information about the Plan, should be directed to DWS Service Company at P.O. Box 219066, Kansas City, Missouri 64121-9066 or (800) 294-4366.

44	|	DWS Municipal Income Trust

Additional Information

Automated Information Line	DWS Closed-End Fund Info Line (800) 349-4281
Web Site	dws.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	DWS Attn: Secretary of the DWS Funds 100 Summer Street Boston, MA 02110
Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	SS&C GIDS, Inc. 333 W. 11th Street, 5th Floor Kansas City, MO 64105
Shareholder Service Agent and Transfer Agent	DWS Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company One Congress Street, Suite 1 Boston, MA 02114-2016
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Proxy Voting
The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —
dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site
— sec.gov. or available without charge, upon request at
(800) 728-3337.

Portfolio Holdings
Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com and is available free of charge by contacting your financial intermediary or, if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with the SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time.

DWS Municipal Income Trust	|	45

Investment Management
DWS Investment Management Americas, Inc. (“DIMA”  or the
“Advisor” ), which is part of the DWS Group GmbH & Co. KGaA
(“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing
mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

NYSE Symbol	KTF
CUSIP Number	Common Shares 233368 109

46	|	DWS Municipal Income Trust

Notes

222 South Riverside Plaza
Chicago, IL 60606-5808
DMIT-3
(R-027924-15 (7/26))

(b) Not applicable

Item 2.	Code of Ethics.

Not applicable

Item 3.	Audit Committee Financial Expert.

Not applicable

Item 4.	Principal Accountant Fees and Services.

Not applicable

Item 5.	Audit Committee of Listed Registrants

Not applicable

Item 6.	Investments.

Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager Team Disclosure:

As of the date of this report the Fund is managed by a Team of investment professionals who collaborate to develop and implement the Fund’s investment strategy. Each Portfolio Manager on the Team has authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings.

The following individuals handle the day-to-day management of the Fund.

Michael J. Generazo, Director, Senior Portfolio Manager Fixed Income and Portfolio Manager of the Fund.

  Joined DWS in 1999 and the Fund in 2010.
  BS, Bryant College; MBA, Suffolk University

Chad Farrington, CFA, Managing Director, Head of Investment Strategy Fixed Income and Portfolio Manager of the Fund.

  Joined DWS in 2018 with 20 years of industry experience and the Fund in 2021; previously, worked as Portfolio Manager, Head of Municipal Research, and Senior Credit Analyst at Columbia Threadneedle
  Co-Head of Municipal Bond Department
  BS, Montana State University

Matthew Caggiano*, CFA, Managing Director, Head of Investment Strategy Fixed Income and Portfolio Manager of the Fund.

  Joined DWS in 1989 and the Fund in 2026
  Co-Head of Municipal Bond Department
  BS, Pennsylvania State University; MS Boston College

* Matthew Caggiano replaced Michael J. Generazo as a portfolio manager of the Fund effective July 20, 2026.

Compensation of Portfolio Managers

The Advisor and its affiliates are part of DWS. The brand DWS represents DWS Group GmbH & KGaA (“DWS Group”) and any of its subsidiaries such as DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services. DWS seeks to offer its investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. As employees of DWS, portfolio managers are paid on a total compensation basis, which includes Fixed Pay (base salary) and Variable Compensation, as set forth below. The compensation information below is provided as of the Fund’s most recent semiannual report date May 31,2026.

•	Fixed Pay (FP) is the key and primary element of compensation for the majority of DWS employees and reflects the value of the individual’s role and function within the organization. It rewards factors that an employee brings to the organization such as skills and experience, while reflecting regional and divisional (i.e. DWS) specifics. FP levels play a significant role in ensuring competitiveness of the Advisor and its affiliates in the labor market, thus benchmarking provides a valuable input when determining FP levels.

•	Variable Compensation (VC) is a discretionary compensation element that enables DWS Group to provide additional reward to employees for their performance and behaviors, while reflecting DWS Group’s affordability and financial situation. VC aims to:

o	Recognize that every employee contributes to DWS’s success through the franchise component of Variable Compensation (Franchise Component), and
o	Reflect individual performance, investment performance, behaviours and culture through discretionary individual VC (Individual Component).

Employee seniority as well as divisional and regional specifics determine which VC elements are applicable for a given employee and the conditions under which they apply. Both Franchise and Individual Components may be awarded in shares or other share-based instruments and other deferral arrangements.

•	VC can be delivered via cash, restricted equity awards, and/or restricted incentive awards or restricted compensation. Restricted compensation may include:
o	notional fund investments
o	restricted equity, notional equity,
o	restricted cash,
o	or such other form as DWS may decide in its sole discretion

•	VC comprises a greater proportion of total compensation as an employee’s seniority and total compensation level increase. Proportion of VC delivered via a long-term incentive award, which is subject to performance conditions and forfeiture provisions, will increase significantly as the amount of the VC increases.

•	Additional forfeiture and claw back provisions, including complete forfeiture and claw back of VC may apply in certain events if an employee is designed a Material Risk Taker.

•	For key investment professionals, in particular, a portion of any long-term incentives will be in the form of notional investments aligned, where possible, to the funds they manage.

In general, each of the Advisor and its advisory affiliates seek to offer their investment professionals competitive short-term and long-term compensation based on continuous, above average, fund performance relative to the market. This includes measurement of short and long-term performance against industry and portfolio benchmarks. To evaluate their investment professionals in light of and consistent with the compensation principles set forth above, the Advisor and its affiliates review investment performance for all accounts managed in relation to the appropriate Morningstar peer group universe with respect to a fund, iMoneyNet peer group with respect to a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type. The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining total compensation, the Advisor and its affiliates consider a number of quantitative, qualitative and other factors:

-	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the appropriate Morningstar peer group universe for a fund, or versus the appropriate iMoneyNet peer group for a money market fund or relevant benchmark index(es) set forth in the governing documents with respect to each other account type, taking risk targets into account) are utilized to measure performance.
-	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.
-	Other factors (e.g. non-investment related performance, teamwork, adherence to compliance rules, risk management and "living the values" of the Advisor and its affiliates) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.
-	Furthermore, it is important to note that DWS Group functions within a controlled environment based upon the risk limits established by DWS Group’s Risk division, in conjunction with DWS Group management. Because risk consideration is inherent in all business activities, performance assessment factors in an employee’s ability to assess and manage risk.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of Fund shares owned beneficially and of record by each member of the Fund’s portfolio management team as well as in all US registered DWS Funds advised by DWS Investment Management Americas, Inc.

(Advisor) as a group, including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent semiannual report date May 31,2026.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Michael J. Generazo	-	-
Chad Farrington	-	$100,001 - $500,000
Matthew Caggiano	-	Over $1,000,000

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets. For Funds subadvised by subadvisors unaffiliated with the Advisor, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed. The tables also show the number of performance-based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent semiannual report date May 31,2026.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Michael J. Generazo	5	$2,688,481,743	-	-
Chad Farrington	4	$2,858,360,148	-	-
Matthew Caggiano	7	$3,503,132,503	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Michael J. Generazo	-	-	-	-
Chad Farrington	-	-	-	-
Matthew Caggiano	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Michael J. Generazo	3	$53,066,447	-	-
Chad Farrington	-	-	-	-
Matthew Caggiano	7	$2,621,054,048	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds. The Advisor or Subadvisor, as applicable, has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•	Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor and their affiliates, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor and their affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor and their affiliates. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Advisor and their affiliates to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor and their affiliates in the interest of achieving the most favorable net results to the Fund and the other clients.

•	To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor and their affilates attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.
•	In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Advisor and their affiliates will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.
•	The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by the DWS Group, a multinational global financial services firm that is a majority owned subsidiary of Deutsche Bank AG. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor and their affiliates may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for their client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which will cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor and their affiliates have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

December 1 through December 31	-	n/a	n/a	n/a
January 1 through January 31	-	n/a	n/a	n/a
February 1 through February 29	-	n/a	n/a	n/a
March 1 through March 31	-	n/a	n/a	n/a
April 1 through April 30	-	n/a	n/a	n/a
May 1 through May 31	-	n/a	n/a	n/a

Total	-	n/a	n/a	n/a

Item 15.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

Item 16.	Controls and Procedures.

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19.	Exhibits

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Municipal Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	7/30/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan Principal Executive Officer

Date:	7/30/2026

By:	/s/Diane Kenneally Diane Kenneally Principal Financial Officer

Date:	7/30/2026